NEW WORLD COFFEE - MANHATTAN BAGEL, INC.

                   THIRD SERIES F PREFERRED STOCK AND WARRANT
                               PURCHASE AGREEMENT

     THIS THIRD SERIES F PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of June 19, 2001, by and among New World Coffee
- Manhattan Bagel, Inc., a Delaware corporation (the "Company"), and the purchasers listed in Schedule I hereto (the "Purchasers").

                                    RECITALS

     WHEREAS, the Company has authorized the sale and issuance of up to 116,000 shares of its Series F Preferred Stock (the "Shares") on the terms and conditions set forth herein;

     WHEREAS, certain Purchasers purchased 25,000 Shares and warrants to purchase up to 10,605,140 shares of Common Stock pursuant to a Series F Preferred Stock and Warrant Purchase Agreement dated as of January 18, 2001, as amended (the "First Series F Purchase Agreement") and a Second Series F Preferred Stock and Warrant Purchase Agreement dated as of March 29, 2001 (the "Second Series F Purchase Agreement");

     WHEREAS, one of the Purchasers purchased 1,000 Shares and warrants to purchase up to 846,157 shares of Common Stock, and has agreed to purchase an additional 3,000 Shares and warrants to purchase up to 2,538,472 shares of Common Stock, pursuant to and subject to the terms and conditions of a Series F Preferred Stock Purchase Agreement dated as of June 7, 2001 (the "June Series F Purchase Agreement");

     WHEREAS, the Purchasers desire to purchase an additional 21,000 Shares and warrants to purchase up to 17,769,305 shares of Common Stock (the "Warrants") on the terms and conditions set forth herein;

     WHEREAS, the Company desires to issue and sell such additional Shares and Warrants to the Purchasers on the terms and conditions set forth herein; and

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE.

     1.1  AUTHORIZATION  OF SHARES.  On or prior to the  Closing  (as defined in
Section 3 below), the Company shall have authorized the Shares. The Shares shall have the rights, preferences, privileges and restrictions set forth in the Second Amended Certificate of Designation in the form attached hereto as EXHIBIT A (the "Certificate of Designation").

     1.2 SALE AND PURCHASE.

     (a) At the Closing (as defined below), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company the number of shares of Series F Preferred Stock set forth opposite the name of such Purchaser on Schedule I hereto under the heading "Number of Shares of Series F Preferred Stock".

     (b) The purchase price at the Closing shall be one thousand dollars ($1,000.00) per Share (the "Purchase Price").

2.       WARRANTS

     2.1 ISSUANCE OF WARRANTS.

     (a) At the Closing, the Company will issue to each Purchaser Warrants to purchase the number of shares (the "Original Warrant Shares") of the Company's Common Stock exercisable at $0.01 per share (the "Warrants") set for the opposite the name of such Purchaser on Schedule I hereto under the heading "Number of Original Warrants", which Warrants will be substantially in the form of the Warrant attached hereto as EXHIBIT B. The Warrants will be issued to the Purchasers, and will entitle the Purchasers initially to acquire up to an aggregate 17,769,305) shares of Common Stock (representing, in the aggregate, 23.625% of the Fully Diluted Common Stock of the Company as of June 19, 2001, subject to adjustment as provided therein). The term "Fully Diluted" shall mean the fully diluted Common Stock of the Company, determined by taking into account all options, warrants and other convertible securities, but not including any warrants or options with a strike price greater than $3.00 per share and not including any of the Warrants issued under Section 2.2.

     (b) For purposes of this Section 2.1, the number of shares subject to such Warrants shall be calculated to result in such percentages of Fully Diluted Common Stock after the issuance of such Warrants.

     2.2 WARRANT STEP-UP.

     (a) If within one year following the Closing Date, (i) the Company has not redeemed the Shares or (ii) the Company has redeemed the Shares by the issuance of the Notes (as provided in the Certificate of Designation) attached hereto as EXHIBIT C (the "Notes") but has not paid such Notes in full, the Company will issue, on such first anniversary date and on each December 31 and June 30 following such first anniversary of the Closing Date, to each Purchaser warrants in the form of EXHIBIT B hereto representing the additional percentage of the Fully Diluted Common Stock of the Company outstanding on such date as set forth opposite such Purchaser's name on Schedule I under the heading "Additional Warrant Percentage", which percentage shall be reduced pro rata based upon Shares theretofore redeemed for cash or the Notes theretofore repaid, as applicable.

     (b) For purposes of this Section 2.2, at the time of each such issuance of Warrants, the number of shares subject to such Warrants shall be calculated to result in the applicable percentage of Fully Diluted Common Stock before such issuance of Warrants.

     (c) The issuance of any additional warrants pursuant to this Section 2.2 shall be treated as an adjustment to the purchase price of the Shares.

3.       CLOSINGS, DELIVERIES, PAYMENT AND USE OF PROCEEDS.

     3.1 CLOSING.  The closing of the  purchase  and sale of Shares  pursuant to
Section 1.2(a) above (the " Closing") shall take place at 10:00 a.m. on June 19, 2001, at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, or at such other time or place as the Company and the Purchasers may mutually agree (such date is hereinafter referred to as the " Closing Date").

     3.1.1 At the Closing, subject to the terms and conditions hereof, the Company shall deliver to each Purchaser the following:

     (a) A Compliance Certificate, executed by the President of the Company, dated the Closing Date, to the effect that the conditions specified in Section
7.1 have been satisfied.

     (b) A certificate of the Secretary of the Company, dated as of the Closing Date, in substantially the form attached hereto as EXHIBIT 3.1.1(c).

     (c) An opinion of legal counsel to the Company addressed to the Purchasers, dated as of the Closing Date, in substantially the form attached hereto as
EXHIBIT 3.1.1(d).

     3.1.2. At the Closing, subject to the terms and conditions hereof, the Company shall deliver to the Escrow Agent identified in the Escrow Agreement (the "Escrow Agreement") among the Company, certain of the Purchasers (the "Escrow Purchasers") and the Escrow Agent (as defined therein), in the form of EXHIBIT D hereto, the Warrants to be issued to the Escrow Purchasers pursuant to
Section 2.1(a) and the certificates representing the number of Shares to be purchased at the Closing by such Escrow Purchaser.

     3.2 At the Closing, subject to the terms and conditions hereof, (i) each Escrow Purchaser shall deliver to the Escrow Agent a wire transfer in the amount set forth opposite the name of such Escrow Purchaser on Schedule I hereto under the heading "Purchase Price" for the Shares to be purchased at the Closing, respectively, by such Escrow Purchaser and (ii) each Purchaser (other than the Escrow Purchasers) shall deliver to the Company a wire transfer in the amount set forth opposite the name of such Purchaser on Schedule I hereto under the heading "Purchase Price" for the Shares to be purchased at the Closing, respectively, by such Purchaser.

4. USE OF PROCEEDS. The proceeds from this transaction shall be used exclusively (along with the proceeds from other financings by the Company) for (i) the purchase price payable in connection with the Acquisition of Einstein, (ii) the repayment in full of all amounts outstanding under the Credit Agreement dated as of August 31, 1999, as amended, among the Company, certain of its subsidiaries and Fleet National Bank (f/k/a BankBoston, N.A.) and (iii) reasonable fees and expenses incurred by the Company in connection with clauses (i) and (ii) above .

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to the Purchasers as of the date of this Agreement as follows (for purposes of all of the representations and warranties in this Section 5, the term "Company" shall include and encompass all subsidiaries of the Company):

     5.1 ORGANIZATION,  GOOD STANDING AND QUALIFICATION.  Except as set forth on
Schedule 5.1, the Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Warrant, Amendment No. 2 to Stockholders Agreement attached as EXHIBIT E hereto (the "Stockholders Agreement Amendment") and Amendment No. 2 to Amended and Restated Registration Rights Agreement attached as EXHIBIT F hereto (the "Registration Rights Agreement Amendment" and together with this Agreement, the Warrant and the Stockholders Agreement Amendment, the "Related Agreements"), to issue and sell the Shares and the Warrants and to carry out the provisions of this Agreement, the Related Agreements and the Certificate of Designation and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

     5.2 SUBSIDIARIES. Except as set forth in Schedule 5.2, the Company owns no equity securities of any other corporation, limited partnership or similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement. Except as set forth on Schedule 5.2, each of the entities listed on Schedule 5.2 under the heading "Inactive Subsidiaries" (i) has no assets, (ii) has no obligations or liabilities, absolute, accrued or contingent,
(iii) has not conducted, since the Statement Date (as defined in Section 5.5), any business except for its organization as a corporation and (iv) will not conduct any business except for its organization as a corporation hereafter.

     5.3 CAPITALIZATION; VOTING RIGHTS. The authorized capital stock of the Company, immediately prior to the Closing and the consummation of the transactions contemplated hereby, will consist of (i) 50,000,000 shares of Common Stock, par value $.001 per share, 16,622,691 shares of which are issued and outstanding, and 2,047,729 shares of which are reserved for future issuance to pursuant to the Company's Stock Option Plans, as amended and restated (the "Option Plan"), 22,727,492 shares of which are reserved for issuance upon exercise of the warrants issued pursuant to the Series F Preferred Stock
Purchase Agreement dated January 18, 2001 and the Second Series F Preferred Stock and Warrant Purchase Agreement dated March 29, 2001 (collectively, the "Initial Series F Warrants") and other warrants of the Company, and (ii) 2,000,000 shares of Preferred Stock, par value $.001 per share, 400 of which are designated Series A Preferred Stock, none of which are issued and outstanding, 225 of which are designated Series B Preferred Stock, none of which are issued and outstanding, 500,000 of which are designated Series C Preferred Stock, none of which are issued and outstanding, 25,000 of which are designated Series D Preferred Stock, none of which are issued and outstanding, 73,000 of which are designated Series F Preferred Stock, 45,398.33 of which are issued and outstanding and 700,000 shares of Series A Junior Participating Preferred Stock, none of which is issued or outstanding. The authorized capital stock of the Company immediately after the Closing, will consist of (i) 50,000,000 shares of Common Stock, par value $.001 per share, 16,622,691 shares of which are issued and outstanding, and 2,047,729 shares of which are reserved for future issuance to pursuant to the Company's Stock Option Plans, as amended and restated (the "Option Plan"), 43,881,426 shares of which are reserved for issuance upon exercise of the Warrants (subject to the approval and filing of an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue), warrants to purchase shares of Common Stock of the Company issued pursuant to the First Series F Purchase Agreement and other warrants of the Company, and (ii) 2,000,000 shares of Preferred Stock, par value $.001 per share, 400 of which are designated Series A Preferred Stock, none of which are issued and outstanding, 225 of which are designated Series B Preferred Stock, none of which are issued and outstanding, 500,000 of which are designated Series C Preferred Stock, none of which are issued and outstanding, 25,000 of which are designated Series D Preferred Stock, none of which are issued and outstanding, 116,000 of which are designated Series F Preferred Stock, 66,398.33 of which are issued and outstanding and 700,000 shares of Series A Junior Participating Preferred Stock, none of which is issued or outstanding. Except as provided in Schedule 5.3, none of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock designated by the Company may be issued at any time. All issued and outstanding shares of the Company's Common Stock and other capital stock (a) have been duly authorized and validly issued, (b) are fully paid and nonassessable, and (c) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Certificate of Designation. Other than the 2,047,729 shares reserved for issuance under the Option Plans, the Warrants, the Initial Series F Warrants and other warrants and except as may be granted pursuant to the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Schedule 5.3 sets forth all issued and outstanding options and warrants with an exercise price greater than $3.00 per share. Except as provided in Schedule 5.3, the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company. When issued in compliance with the provisions of this Agreement and the Certificate of Designation, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances and any restrictions on transfer; provided, however, that the Shares may be subject to restrictions on transfer under applicable state and/or federal securities laws. The consummation of the transactions contemplated by this Agreement and the Related Agreements will not result in acceleration or other changes in the vesting provisions or other terms of any outstanding options granted by the Company. Each subsidiary of the Company is listed on Schedule 5.2 hereto, and each such subsidiary is wholly-owned.

     5.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance (or reservation for issuance) and delivery of the Shares and the Warrants pursuant hereto have been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     5.5 FINANCIAL STATEMENTS. The Company has delivered to the Purchasers (a) the audited consolidated balance sheet for the Company and audited consolidated statement of income and cash flows for the Company for the fiscal year ending December 26, 1999, (b) the audited consolidated balance sheet for the Company and audited consolidated statement of income and cash flows for the Company for the fiscal year ending December 31, 2000 and (c) the unaudited consolidated balance sheet and audited consolidated statement of income and cash flows for the Company for March 31, 2001 (the "Statement Date") and unaudited consolidated statement of income and cash flows for the Company for the three-month period ending on the Statement Date (collectively, the "Financial Statements"), copies of which are certified by the Chief Financial Officer of the Company and attached hereto as EXHIBIT 5.5. The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 26, 1999, December 31, 2000 and the Statement Date; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     5.6 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

     5.7 AGREEMENTS; ACTION.

     (a) Except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to the sale of the Company's Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

     (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business, in each case, except as set forth in the Company's filing with the Securities and Exchange Commission as of the date hereof (the "SEC Filings").

     (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, other than the Company's payment of a paid-in-kind dividend to the existing holders of the Series D Preferred Stock on November 11, 2000 and as of the exchange date under the Exchange Agreement dated as of January 18, 2001 (the "Exchange Agreement") among the Company and the other parties named therein, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $25,000 or in the aggregate in excess of $250,000, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business, in each case, except as set forth in the Company's SEC Filings.

     (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     (e) The Company has proposed, and is engaged in, discussions regarding the acquisition of Einstein as described in the Schedule 5.7.

     5.8 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own up to 5% of the capital stock of publicly traded companies which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, to the knowledge of the Company, interested in any contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements or Schedule 5.8, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation, other than its subsidiaries.

     5.9 CHANGES. Since the Statement Date, there has not been to the Company's knowledge:

     (a) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

     (b) Any resignation or termination of any key officers of the Company, and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

     (c) Any material change,  except in the ordinary course of business, in the
contingent  obligations  of  the  Company  by  way  of  guaranty,   endorsement,
indemnity, warranty or otherwise;

     (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

     (e) Any direct or indirect loans or guarantees made by the Company to any stockholder, employee, officer or director of the Company or any members of their immediate families, other than advances made in the ordinary course of business;

     (f) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder other than as disclosed in the Company's proxy statement filed with the SEC on November 30, 2000;

     (g) Any declaration or payment of any dividend or other distribution of the assets of the Company, other than the Company's payment of a paid-in-kind dividend to the existing holders of Series D Preferred Stock on November 11, 2000;

     (h) Any labor organization activity;

     (i) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business; (j) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets; (k) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company; or

     (l) Any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

     (m) Receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

     (n) Any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

     (o) Any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company other than the Company's payment of a paid-in-kind dividend to the existing holders of Series D Preferred Stock on November 11, 2000; or

     (p) Any agreement or commitment by the Company to do any of the things described in this Section 5.9.

     5.10 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than those resulting from taxes which have not yet become delinquent, and minor liens and encumbrances arising in the ordinary course of business which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used, subject to ordinary wear and tear. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound. As of the date of this Agreement, the Company owns at least $47.3 million in principal amount of the 7.25% Convertible Subordinated Notes of Einstein/Noah Bagel Corp., free of any liens or encumbrances and any restrictions on transfer, other than such restrictions as may be imposed by applicable securities laws.

     5.11 PATENTS AND TRADEMARKS. The Company owns or possesses sufficient legal rights to all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products except in the ordinary course of business. The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed, would violate any of the material patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as presently proposed to be conducted. Neither the execution nor delivery of this Agreement or the Related Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any material contract, covenant or instrument under which any employee is now obligated.

     5.12 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Certificate of Incorporation or Bylaws, or of any provision of any material mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would individually or in the aggregate materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") pursuant hereto will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any such mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

     5.13 LITIGATION. There is no action, suit, proceeding or investigation pending, or to the Company's knowledge currently threatened, against the Company that questions the validity of this Agreement, or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate except in the ordinary course of business.

     5.14 TAX RETURNS AND PAYMENTS. The Company has timely filed all federal, state and local tax returns (including informational returns) (the "Returns") required to be filed by it. All taxes shown to be due and payable on the Returns, any assessments imposed, and all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company is not currently and has never been subject to any audit relating to taxes. No assessment, deficiency or judgment for taxes has ever been proposed or entered against the Company. No liability for any tax has ever been imposed upon any of the Company's properties or assets. The Company has treated all individuals who are employees of the Company for federal, state and local income tax purposes as employees for such purposes and has withheld and paid over to the appropriate taxing authorities all applicable income and payroll taxes attributable to the compensation of such employees.

     5.15 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Other than the Option Plans, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement, including any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, except as set forth in SEC filings and any such plans, arrangements and agreements with non-executive officers. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No executive officers of the Company have been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company except as set forth in SEC filings. The Company is not aware that any executive officer who intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any executive officer.

     5.16 REGISTRATION RIGHTS. Except as required pursuant to the Amended and Restated Registration Rights Agreement or as disclosed on Schedule 5.16 hereto, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued under the Securities Act of 1933, as amended.

     5.17 COMPLIANCE WITH LAWS; PERMITS. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations, qualifications, designations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or similar authority. The Company has duly filed, on a timely basis, all filings required pursuant to the Securities Exchange Act of 1934, as amended, and all rules and regulations thereunder.

     5.18 ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     5.19 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 6.2 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

     5.20 FULL DISCLOSURE. The Company has fully provided the Purchasers with all the information that the Purchasers has requested for deciding whether to purchase the Shares. This Agreement, the Disclosure Schedule and Exhibits hereto, the Related Agreements and all other documents delivered by the Company to the Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     5.21 MINUTE BOOKS; BOARD AND STOCKHOLDER MATERIALS. The Certificate of Designation and Bylaws of the Company are in the form previously provided to special counsel for the Purchasers. The minute books of the Company provided to the Purchasers contain a complete summary of all meetings of directors and stockholders since the time of incorporation. The Board and stockholder materials provided to the Purchasers are all of the materials provided by the Company to its directors and stockholders in connection with such meetings.

     5.22 REAL PROPERTY HOLDING CORPORATION. The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

     5.23 INSURANCE. The Company has in full force and effect fire and casualty, products liability and errors and omissions insurance policies with coverage customary for companies similarly situated to the Company.

     5.24 INVESTMENT COMPANY ACT. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     5.25 GOVERNMENTAL APPROVALS. Except as set forth in Schedule 5.25 and for the filing of the Certificate of Designation, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for (i) the valid execution, delivery and performance of this Agreement and the Related Agreements by the Company, (ii) issuance, sale and delivery by the Company of the Shares hereunder, (iii) the issuance and delivery of the Warrants or the Warrant Shares or (iv) the conduct of the business of the Company after the date hereof in substantially the manner as currently conducted and as proposed to be conducted after the date hereof.

     5.26 EMPLOYEE BENEFIT PLANS.

     (a) The Company has complied and currently is in compliance in all material respects, both as to form and operation, with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code"), with respect to each "employee benefit plan" as defined under Section 3(3) of ERISA (a "Plan") which the Company (i) has ever adopted, maintained, established or to which any of the same has been required to contribute to or has ever contributed or (ii) currently maintains or to which any of the same currently contributes or is required to contribute or (iii) currently participates in or is required to participate in.

     (b) The Company has never maintained, adopted or established, contributed or been required to contribute to, or otherwise participated in or been required to participate in, a "multiemployer plan" (as defined in Section 3(37) of ERISA). No amount is due or owing from the Company on account of a "multiemployer plan" (as defined in Section 3(37) of ERISA) or on account of any withdrawal therefrom.

     (c) Notwithstanding anything else set forth herein, other than routine contributions to Plans and routine claims for benefits and liability for premiums due to the Pension Benefit Guaranty Corporation, the Company has not incurred any liability with respect to a Plan that is currently due and owing and has not yet been satisfied, including without limitation under ERISA (including without limitation Title I or Title IV thereof), the Code or other applicable law, and, to the best knowledge of the Company, no event has occurred, and, there exists no condition or set of circumstances (other than the contributions to, and accrual of benefits under, the normal terms of the Plans), which could result in the imposition of any liability of the Company with respect to a Plan.

     (d) Except as required by applicable law or as contemplated by this Agreement, the Company has not committed itself, orally or in writing, (i) to provide or cause to be provided to any person any payments or provision of any "welfare" or "pension" benefits (as defined in Sections 3(1) and 3(2) of ERISA) in addition to, or in lieu of, those payments or benefits set forth under any Plan, (ii) to continue the payment of, or accelerate the payment of, benefits under any Plan, except as expressly set forth thereunder, or (iii) to provide or cause to be provided any severance or other post-employment benefit, salary continuation, termination, disability, death, retirement, health or medical benefit to any person (including without limitation any former current employee) except as set forth under any Plan.

     (e) Notwithstanding any other provisions to the contrary set forth herein, the Purchasers shall not assume any liability that the Company may have incurred or may incur which arises out of, is a result of, or is in any way related to, any Plan.

     5.27 ABSENCE OF CERTAIN BUSINESS PRACTICES. Neither the Company nor to its knowledge any officer, director, employee or agent thereof, nor any other person or entity acting on behalf of the Company, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, governmental employee or other person or entity with whom either the Company has done business directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person or entity who is or may be in a position to help or hinder the business (or assist either the Company in connection with any actual or proposed transaction) which in the case of either clause (i) or clause (ii) above, (a) would reasonably be expected to subject to the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, would reasonably be expected to have had a material adverse effect on the business, assets, properties, operating condition (financial or otherwise) or prospects of the Company or (c) if not continued in the future, would reasonably be expected to have a material adverse effect on the business, assets, properties, operating condition (financial or otherwise) or prospects of the Company.

     5.28 NO BROKER. Except for the transaction fees of (i) $250,000 to be paid to Halpern Denny III, L.P. ("Halpern Denny"), (ii) $166,000 to be paid to Special Situations Private Equity Fund, L.P. ("Special Situations Fund") and
(iii) $417,000 to be paid to Greenlight Capital, L.P., each on or prior to January 31, 2002, in connection with the transactions contemplated by this Agreement and except as set forth on Schedule 5.28 hereto, no broker has acted on behalf of the Company in connection with this Agreement, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

6.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

     Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

     6.1 REQUISITE POWER AND AUTHORITY. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their respective provisions. All action on each Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' right and (b) general principles of equity that restrict the availability of equitable remedies.

     6.2 INVESTMENT REPRESENTATIONS. Such Purchaser understands that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act. Such Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser's representations contained in the Agreement. Such Purchaser hereby represents and warrants as follows:

     (a)  PURCHASER   BEARS  ECONOMIC  RISK.   Such  Purchaser  has  substantial
experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Such Purchaser understands that the Company has no present intention of registering the Shares, such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

     (b) ACQUISITION FOR OWN ACCOUNT. Such Purchaser is acquiring the Shares for such Purchaser's own account for investment only, and not with a view towards their distribution.

     (c) PURCHASER CAN PROTECT ITS INTEREST. Such Purchaser represents that by reason of its, or of its management's, business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

     (d) ACCREDITED INVESTOR. Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

     (e) COMPANY INFORMATION. Such Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities and all of the SEC Filings. Such Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

     (f) RULE 144. Such Purchaser acknowledges and agrees that the Shares, the Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

     (g) RESIDENCE. The office or offices of such Purchaser in which its investment decision was made is located at the address or addresses of the Purchasers set forth on the signature page hereto.

7.       CONDITIONS TO CLOSING.

     7.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING.

     The Purchasers' obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

     (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 5 hereof shall be true and correct in all material respects (except that any representation or warranty that contains a materiality qualifier shall be true and correct in all respects) as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

     (b) LEGAL INVESTMENT. On the Closing Date, the consummation of the transactions contemplated by the Agreement and the Related Agreements shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

     (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements, including without limitation the consent of the senior lender of the Company prior to the Closing Date.

     (d) FILING OF CERTIFICATE OF DESIGNATION. The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware.

     (e) AMENDMENT NO. 2 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement Amendment shall have been executed and delivered by the Company on the Closing Date, and shall be in full force and effect as of the Closing Date.

     (f) AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT. The Stockholders Agreement Amendment shall have been executed and delivered by the Company on the Closing Date, and shall be in full force and effect as of the Closing Date.

     (g) CLOSING DELIVERIES. The Company shall have delivered to Purchasers all items required to be delivered at the Closing by Section 3.1.1 of this Agreement.

     (h) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as the Purchasers shall reasonably request.

     (i) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     (j) RIGHTS PLAN. All corporate action necessary to waive, (i) on behalf of the Purchasers, individually, and (ii) the permitted assignees of the Shares of such individual Purchaser, the trigger provisions of the Rights Plan dated in June 1999 between the Company and American Stock Transfer and Trust Company which relate to purchases of common stock above a specified percentage of the outstanding common stock of the Company, but only with respect to shares of common stock of the Company purchased directly from the Company as "original issue shares" by the Purchasers under written agreements between the Purchasers and the Company shall have been taken.

     (k) PAYMENT OF FEES. The Company shall have paid all fees and expenses arising under Section 9.9(a) through such date.

     (l)  AMENDMENT  TO  FIRST  SERIES F  PURCHASE  AGREEMENT,  SECOND  SERIES F
PURCHASE AGREEMENT AND EXCHANGE AGREEMENT. The First Series F Purchase Agreement, the Second Series F Purchase Agreement and the Exchange Agreement shall each be amended in the forms attached as EXHIBIT G hereto.

     (m) AMENDMENT TO JUNE SERIES F PURCHASE AGREEMENT. An Amendment to the June Series F Purchase Agreement, in the form attached hereto as EXHIBIT H, shall be executed and delivered by the parties thereto.

     (n) ESCROW AGREEMENT. The Company and the Escrow Agent shall have executed and delivered the Escrow Agreement.

     (o) WARRANTS. The Company and each of the holders of the Warrants issued pursuant to the First Series F Purchase Agreement, the Second Series F Purchase Agreement and the Exchange Agreement shall have executed a letter agreement, in the form attached as EXHIBIT I hereto, to amend the anti-dilution provisions of the Warrants.

     7.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE CLOSING. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

     (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Purchasers in Section 5 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

     (b) PERFORMANCE OF OBLIGATIONS. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchasers on or before the Closing.

     (c) CLOSING DELIVERIES. The Purchasers shall have delivered to the Company all items required to be delivered at the Closing by Sections 3.1.2 and 3.1.3 of this Agreement.

     (d) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements.

8.       PROTECTIVE PROVISIONS.

     The Company covenants and agrees as follows:

     (a) [RESERVED].

     (b) On or prior to the earlier of October 17, 2001 and a Change of Control Event (as defined in the Certificate of Designation), the Company shall file an amendment to its Certificate of Incorporation to increase the number of shares of authorized shares of Common Stock to at least 125,000,000.

     (c) Proceeds received by the Company pursuant to this Agreement (the "Proceeds") may be used (along with the proceeds from other financings by the Company) only in connection with (i) the purchase price payable in connection with the Acquisition of Einstein, (ii) the repayment in full of all amounts outstanding under the Credit Agreement dated as of August 31, 1999, as amended, among the Company, certain of its subsidiaries and Fleet National Bank (f/k/a BankBoston, N.A.) and (iii) reasonable fees and expenses incurred by the Company in connection with clauses (i) and (ii) above.

     (d) The Company shall make such changes to the senior management of the Company as requested by a majority of the Board of Directors of the Company, including the designee of Halpern Denny.

9.       MISCELLANEOUS.

         9.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and performed entirely in New York.

         9.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     9.3 SUCCESSORS AND ASSIGNS.

     (a) Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

     (b) Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party thereto without the prior written consent of the other parties hereto, except that a Purchaser may without prior consent, assign its rights hereunder to any other person or entity (each a "Permitted Transferee") to whom the Shares or the Warrants have been sold or otherwise transferred in accordance with the provisions of the Stockholders Agreement.

     9.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     9.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.6 AMENDMENT AND WAIVER.

     (a) This Agreement may be amended or modified only upon the written consent of the Company and holders of at least a majority of the Shares.

     (b) The obligations of the Company and the rights of the holders of the Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the Shares.

     9.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Certificate of Designation shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Certificate of Designation or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Certificate of Designation must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Certificate of Designation by law, or otherwise afforded to any party, shall be cumulative and not alternative.

     9.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchasers at the address set forth on the signature pages hereto or at such other address as the Company or Purchasers may designate by ten (10) days advance written notice to the other parties hereto.

     9.9 EXPENSES.

     (a) Whether or not the transactions herein contemplated are consummated, the Company shall pay (i) the fees and expenses of the Purchasers, including without limitation, the fees and expenses of the Purchasers' counsel, accountants and other advisors (including, without limitation, up to $10,000 of the fees and expenses of counsel to Special Situations Fund), (ii) on January 31, 2002, a transaction fee of $166,000 to Special Situations Fund and (iii) on January 31, 2002, a transaction fee of $417,000 to Greenlight Capital, L.P. The obligations of the Company under this Section 9.9 shall survive the closing hereunder, the payment or cancellation of the Notes, exercise or cancellation of the Warrants and the termination of the Purchase Agreement.

     (b) In addition to all other sums due hereunder or provided for in this Agreement, the Company shall pay to the Purchasers or their agents, respectively, an amount sufficient to indemnify such persons against all reasonable costs and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) and damages and liabilities incurred by the Purchasers or their agents pursuant to any investigation or proceeding against any or all of the Company, the Purchasers, or their agents, arising out of or in connection with the Purchase Agreement, the Notes or the Warrants (or any transaction contemplated hereby or thereby or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Purchase Agreement are consummated, which investigation or proceeding requires the participation of the Purchasers or their agents or is commenced or filed against the Purchasers or their agents because of the Purchase Agreement, the Notes or the Warrants or any of the transactions contemplated hereby or thereby (or any other document or instrument executed herewith or therewith or pursuant hereto or thereto), other than any investigation or proceeding (x) in which it is finally determined that there was gross negligence or willful misconduct on the part of the Purchasers seeking indemnification or its agents, (y) which relates to disputes among a Purchaser and its own partners, shareholders or beneficiaries or (z) which relates to a Purchaser's disposition of Notes, Warrants or Shares and the conduct of the Purchaser or its agents giving rise to such investigation or proceeding. The Company shall assume the defense, and shall have its counsel represent the Purchasers and such agents, in connection with investigating, defending or preparing to defend any such action, suit, claim or proceeding (including any inquiry or investigation); provided, however, that the Purchasers, or any such agents, shall have the right (without releasing the Company from any of its obligations hereunder) to employ their own counsel to participate in the Company's defense, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with such defense or (ii) the Company shall not have provided their counsel to take charge of such defense or (iii) the Purchasers, or such agent of the Purchasers, shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company, then in any of such events referred to in clauses (i), (ii) or (iii) such reasonable counsel fees and expenses (but only for one counsel for the Purchasers and their agents) shall be borne by the Company. Any settlement of any such action, suit, claim or proceeding shall require the consent of the Company and such indemnified person (neither of which shall unreasonably withhold its consent).

     (c) The Company agrees to pay, or to cause to be paid, all documentary, stamp and other similar taxes levied under the laws of the United States of America or any state or local taxing authority thereof or therein in connection with the issuance and sale of the Shares, the Warrants and the Warrants Shares, the issuance and sale of the Notes and the execution and delivery of the Purchase Agreement and any other documents or instruments contemplated hereby or thereby and any modification of any of the Notes or the Purchase Agreement or any such other documents or instruments and will hold the Purchasers harmless without limitation as to time against any and all liabilities with respect to all such taxes.

     (d) The obligations of the Company under this Section 9.9 shall survive the closing hereunder, the payment or cancellation of the Notes, exercise or cancellation of the Warrants and the termination of the Purchase Agreement.

     9.10 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     9.12 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any such Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares, the Warrants and the Warrant Shares.

     9.13 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

     9.14 PUBLICITY. Neither the Company nor the Purchasers shall issue any press release or other public statement relating to this Agreement or the Related Agreements or the transactions contemplated hereby or thereby without the prior written approval of the other, not to be unreasonably withheld.

     9.15 DISPUTE RESOLUTION. If any dispute arises under this Agreement, the parties shall seek to resolve any such dispute between them in the following manner:

     (a) GOOD FAITH NEGOTIATIONS. First, by promptly engaging in good faith negotiations among senior executives of each party.

     (b) MEDIATION. If the parties are unable to resolve the dispute within 20 business days following the first request by either party for good faith negotiations, then the parties shall endeavor to resolve the dispute by mediation administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules.

     (c) EQUITABLE RELIEF. No party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests, but such relief shall not be sought as a means to avoid, delay or stay mediation, arbitration or Summary Proceeding.

     (d) CONTINUING PERFORMANCE. Each party is required to continue to perform its obligations under this contract pending final resolution of any dispute arising out of or relating to this contract, unless to do so would be impossible or impracticable under the circumstances.

     9.16 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY, COUNTY AND STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO THE ELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE RELATED AGREEMENTS MAY BE LITIGATED IN SUCH COURTS. THE PARTIES ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY (SUBJECT TO ANY APPEAL AVAILABLE WITH RESPECT TO SUCH JUDGMENT) IN CONNECTION WITH THIS AGREEMENT OR THE NOTES. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE PARTIES TO BRING PROCEEDINGS OR OBTAIN OR ENFORCE JUDGMENTS AGAINST EACH OTHER IN THE COURTS OF ANY OTHER JURISDICTION.

     9.17 WAIVER OF JURY TRIAL. THE HOLDER AND THE COMPANY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE RELATED AGREEMENTS OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO THE NOTES OR THE WARRANTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have executed the THIRD SERIES F PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

                                    NEW WORLD COFFEE - MANHATTAN BAGEL, INC.


                                    By: /s/__________________
                                         Name:
                                         Title:


PURCHASERS:

HALPERN DENNY III, L.P.


By:/s/__________________
     Name:
     Title:


GREENLIGHT CAPITAL, L.P.


By:/s/__________________
     Name:
     Title:


GREENLIGHT CAPITAL QUALIFIED, L.P.


By: /s/__________________
     Name:
     Title:


GREENLIGHT CAPITAL OFFSHORE, LTD.


By: /s/__________________
     Name:
     Title:


SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


By /s/__________________
    Name:
    Title:


SPECIAL SITUATIONS CAYMAN FUND, L.P.


By /s/__________________
    Name:
    Title:


SPECIAL SITUATIONS FUND III, L.P.


By /s/__________________
    Name:
    Title:



                                   SCHEDULE I


---------------------------------- --------------- ---------------------- ------------------------ -------------------

           Purchasers                Number of      Number of Original      Additional Warrant       Purchase Price
                                     Shares of           Warrants               Percentage
                                      Series F
                                     Preferred
                                       Stock
---------------------------------- --------------- ---------------------- ------------------------ -------------------
Halpern Denny III, L.P.                     3,500              2,961,551                  0.2625%          $3,500,000
---------------------------------- --------------- ---------------------- ------------------------ -------------------
Greenlight Capital, L.P.                    2,200              1,861,546                  0.1650%           2,200,000
---------------------------------- --------------- ---------------------- ------------------------ -------------------
Greenlight Capital Qualified,               5,300              4,484,634                  0.3975%           5,300,000
L.P.
---------------------------------- --------------- ---------------------- ------------------------ -------------------
Greenlight Capital Offshore, Ltd.           5,000              4,230,787                  0.3750%           5,000,000
---------------------------------- --------------- ---------------------- ------------------------ -------------------
Special Situations Private                  1,200              1,015,389                  0.0900%           1,200,000
Equity Fund, L.P.
---------------------------------- --------------- ---------------------- ------------------------ -------------------
Special Situations Cayman Fund,               950                803,850                  0.0713%             950,000
L.P.
---------------------------------- --------------- ---------------------- ------------------------ -------------------
Special Situations Fund III,                2,850              2,411,548                  0.2138%           2,850,000
L.P.
---------------------------------- --------------- ---------------------- ------------------------ -------------------
                            Total          21,000             17,769,305                  1.5750%         $21,000,000
---------------------------------- --------------- ---------------------- ------------------------ -------------------